UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

CORELOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2021

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica	Irvine	California	92618-7471
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	CLGX	New York Stock Exchange
Preferred Stock Purchase Rights	CLGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 4, 2021, CoreLogic, Inc., a Delaware corporation (the “Company”), Stone Point Capital Partners (“Stone Point Capital”) and Insight Partners issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated February 4, 2021, by and among the Company, Celestial-Saturn Parent Inc., a Delaware corporation (“Parent”), and Celestial-Saturn Merger Sub Inc., a Delaware corporation (“Acquisition Sub”), providing for the acquisition of the Company by affiliates of Stone Point Capital and Insight Partners, subject to the terms and conditions set forth therein (the “Merger”). Parent and Acquisition Sub are indirectly owned by investment funds managed by Stone Point Capital and Insight Partners. In connection with the execution of the Merger Agreement, the Company also entered into an amendment to its Rights Agreement (the “Rights Agreement Amendment”), dated as of July 6, 2020, by and between Equiniti Trust Company, as rights agent (the “Rights Agreement”), in order to render the Rights Agreement inapplicable to the Merger and provide that the “Expiration Date” (as defined in the Rights Agreement) shall occur immediately prior to the effective time of the Merger.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information required to be reported on Form 8-K with respect to the Merger Agreement and Rights Agreement Amendment will be filed in a separate Current Report on Form 8-K.

Item 9.01	Exhibits.

(d)     Exhibits

No.	Description

99.1	Joint Press Release dated February 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor / Forward Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. These risks and uncertainties include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the acquisition; (ii) the ability of Stone Point Capital and Insight Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (iii) potential litigation relating to the Merger that could be instituted against Stone Point Capital, Insight Partners, CoreLogic or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Merger will harm CoreLogic’s business, including current plans and operations; (vi) the ability of CoreLogic to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (viii) continued availability of capital and financing and rating agency actions; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect CoreLogic’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact CoreLogic’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring CoreLogic to pay a termination fee; (xv) those risks and uncertainties set forth in Part I, Item 1A of CoreLogic’s most recent Annual Report on Form 10-K and Part II, Item 1A of CoreLogic’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by CoreLogic with the Securities and Exchange Commission (the “SEC”); and (xvi) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on CoreLogic’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of CoreLogic. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT

DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by CoreLogic when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, stockholders will be able to obtain, free of charge, copies of such documents filed by CoreLogic at CoreLogic’s website (https://investor.corelogic.com). Alternatively, these documents, when available, can be obtained free of charge from CoreLogic upon written request to CoreLogic at 40 Pacifica, Irvine, CA 92618, Attn: Dan Smith, or by calling 703-610-5410.

Participants in the Solicitation

CoreLogic and certain of its directors, executive officers and other employees will be participants in the solicitation of proxies from stockholders of CoreLogic in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in CoreLogic’s definitive proxy statement for its special meeting of stockholders on November 17, 2020, filed with the SEC on September 22, 2020 (the “Special Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Special Meeting Proxy Statement, such information has been or will be reflected on CoreLogic’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2021

CORELOGIC, INC.

By:	/s/ Frank D. Martell
	Name:	Frank D. Martell
	Title:	President and Chief Executive Officer

Exhibit 99.1

February 4, 2021

CoreLogic Enters into Definitive Agreement to Be Acquired by Stone Point Capital and Insight Partners for $80 Per Share in Cash

Irvine, CA and Greenwich, CT, February 4, 2021 - CoreLogic® (NYSE: CLGX), a leading global property information, analytics and data-enabled solutions provider, today announced that the company’s Board of Directors unanimously approved a definitive merger agreement under which funds managed by Stone Point Capital and Insight Partners will acquire all outstanding shares of CoreLogic for $80 per share in cash, representing an equity value of approximately $6.0 billion and a premium of 51% to CoreLogic’s unaffected share price on June 25, 2020.

CoreLogic Chairman Paul Folino said, “This is a significant milestone for CoreLogic and a very positive outcome for our shareholders who will receive exceptional value for their shares in cash with a high degree of regulatory certainty and a closing expected in the near term. The transaction is the culmination of our Board’s extensive review of strategic alternatives, which included engaging with numerous potential buyers.”

CoreLogic President and CEO Frank Martell said, “Stone Point and Insight Partners are highly respected investors who recognize the value and potential of CoreLogic’s digital content, solutions and market-leading platforms that power the housing economy. We look forward to working closely with Stone Point and Insight to build on our record financial and operating performance and accelerate our digital transformation and growth.”

Chuck Davis, CEO of Stone Point Capital, said, “CoreLogic is a mission critical vendor and data provider across industry sectors in which Stone Point has specialized over the past 20 years, including mortgage, residential real estate and P&C insurance. CoreLogic’s proprietary data assets are increasingly important to its customers, and we look forward to leveraging our network within the broader financial services industry to support the company’s next phase of growth.”

February 4, 2021

“At Insight Partners we focus on partnering with clear technology leaders that define and transform their markets through world-class software and data,” said Deven Parekh, Managing Director at Insight Partners. “What we found in CoreLogic is a market leader with a long history of serving customers with powerful data technology and a future vision to innovate across the real estate ecosystem. We are excited to support CoreLogic in its next chapter of transformational growth.”

The transaction will be financed through a combination of committed equity financing provided by funds managed by Stone Point Capital and Insight Partners, as well as committed debt financing provided by J.P. Morgan Securities LLC. The transaction is expected to close in the second quarter of 2021 subject to shareholder approval, regulatory approvals, and other customary closing conditions.

Evercore is serving as financial advisor to CoreLogic and Skadden, Arps, Slate, Meagher & Flom LLP is serving as the Company’s legal advisor. J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as financial advisor to Stone Point Capital and Insight Partners. Kirkland & Ellis is serving as legal advisor to Stone Point Capital, and Willkie Farr and Gallagher is serving as legal advisor to Insight Partners.

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy, and protect their homes. For more information, please visit www.corelogic.com.

About Stone Point Capital

Stone Point Capital is a financial services-focused private equity firm based in Greenwich, CT. The firm has raised and managed eight private equity funds – the Trident Funds – with aggregate committed capital of more than $25 billion. Stone Point targets investments in companies in the global financial services industry and related sectors. For more information, please visit www.stonepoint.com.

About Insight Partners

Insight Partners is a leading global venture capital and private equity firm investing in high-growth technology and software ScaleUp companies that are driving transformative change in their industries. Founded in 1995, Insight Partners has invested in more than 400 companies worldwide and has raised through a series of funds more than $30 billion in capital

February 4, 2021

commitments. Insight’s mission is to find, fund, and work successfully with visionary executives, providing them with practical, hands-on software expertise to foster long-term success. Across its people and its portfolio, Insight encourages a culture around a belief that ScaleUp companies and growth create opportunity for all. For more information on Insight and all its investments, visit insightpartners.com or follow us on Twitter @insightpartners.

Safe Harbor / Forward Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. These risks and uncertainties include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the acquisition, (ii) the possibility that any of the anticipated benefits of the Merger will not be realized or will not be realized within the expected time period, including due to unforeseen liabilities, future capital expenditures, or unexpected changes in revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, or business and management strategies for the management, expansion and growth of the Company’s operations; (iii) the ability of Stone Point Capital and Insight Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (iv) potential litigation relating to the Merger that could be instituted against Stone Point Capital, Insight Partners, CoreLogic or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Merger will harm CoreLogic’s business, including current plans and operations; (vi) the ability of CoreLogic to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (viii) continued availability of capital and financing and rating agency actions; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect CoreLogic’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact CoreLogic’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring CoreLogic to pay a termination fee; (xv) those risks and uncertainties set forth in Part I, Item 1A of CoreLogic’s most recent Annual Report on Form 10-K and Part II, Item 1A of CoreLogic’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by CoreLogic with the Securities and Exchange Commission (the “SEC”); and (xvi) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. These risks, as well as other risks

February 4, 2021

associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on CoreLogic’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of CoreLogic. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by CoreLogic when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, stockholders will be able to obtain, free of charge, copies of such documents filed by CoreLogic at CoreLogic’s website (https://investor.corelogic.com). Alternatively, these documents, when available, can be obtained free of charge from CoreLogic upon written request to CoreLogic at 40 Pacifica, Irvine, CA 92618, Attn: Dan Smith, or by calling 703-610-5410.

Participants in the Solicitation

CoreLogic and certain of its directors, executive officers and other employees will be participants in the solicitation of proxies from stockholders of CoreLogic in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in CoreLogic’s definitive proxy statement for its special meeting of stockholders on November 17, 2020, filed with the SEC on September 22, 2020 (the “Special Meeting Proxy

February 4, 2021

Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Special Meeting Proxy Statement, such information has been or will be reflected on CoreLogic’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

CoreLogic Contacts:

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Robin Weinberg/Devin Broda

CoreLogic-SVC@SARDVERB.com

Stone Point Capital Contact:

Mary Catherine Manin

(203) 862-3126

mmanin@stonepoint.com

Insight Partners Contact:

Nikki Parker

(571) 353-4237

nparker@insightpartners.com